UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BIODRAIN MEDICAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

1.

BIODRAIN MEDICAL, INC.
2060 Centre Pointe Boulevard, Suite 7
Mendota Heights, Minnesota 55120
Telephone: (651) 389-4800

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on September 7, 2011
Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders (the “Special Meeting”) of BioDrain Medical, Inc. (the “Company”) on September 7, 2011, at 3:30 p.m. (Central Daylight Time) at the Company’s offices, located at 2060 Centre Pointe Boulevard, Suite 7, Mendota Heights, Minnesota 55120, for the following purposes:

1.	To approve an amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock to 200,000,000.

2.	To approve an amendment of the Company’s articles of incorporation to add a provision that directors are entitled to limitations on personal liability.

3.
To approve an amendment of the Company’s bylaws to allow the Board of Directors to set the number of directors between one (1) and nine (9) subject to the limitation that such action may not cause a director to be removed except as permitted by law.

These items of business are more fully described in the proxy statement accompanying this Notice.

The record date for the Special Meeting is July 25, 2011.  Only shareholders of record at the close of business on that date are entitled to vote at the meeting or any adjournment thereof, or by proxy.

By Order of the Board of Directors,

Sincerely,

Kevin R. Davidson
President, Chief Executive Officer, Chief Financial
Officer and Director

Mendota Heights, Minnesota
August 8, 2011

2.

You are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please vote your shares. You may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided or vote by facsimile, email or over the Internet as instructed in the proxy statement.   Any shareholder attending the meeting may vote in person, even if you already returned a proxy card or voting instruction card and intend to change your original vote.  PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A LEGAL PROXY ISSUED IN YOUR NAME FROM THAT BROKER, BANK OR NOMINEE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 7, 2011:

The Proxy Statement is
available at www.biodrainmedical.investorroom.com.

3.

BIODRAIN MEDICAL, INC.
2060 Centre Pointe Boulevard, Suite 7
Mendota Heights, Minnesota 55120
Telephone: (651) 389-4800

PROXY STATEMENT
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 7, 2011

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors (the “Board”) of BioDrain Medical, Inc. (the “Company”) is soliciting your proxy to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held at the Company’s offices, located at 2060 Centre Pointe Boulevard, Suite 7, Mendota Heights, Minnesota 55120 on September 7, 2011, at 3:30 p.m. (Central Daylight Time), including any adjournments or postponements of the Special Meeting.  You are invited to attend the Special Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy by facsimile, email or on the Internet.

The Company intends to mail this proxy statement and accompanying proxy card on or about August 11, 2011, to all shareholders of record entitled to vote at the Special Meeting.

Who can vote at the Special Meeting?

Only shareholders of record at the close of business on July 25, 2011, will be entitled to vote at the Special Meeting.  On the record date, there were 24,794,963 shares of common stock of the Company outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

If on July 25, 2011, your shares were registered directly in your name with the Company’s transfer agent, Corporate Stock Transfer, Inc., then you are a shareholder of record.  As a shareholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to vote your shares by completing, signing, dating and mailing your proxy card in the envelope provided or vote by proxy via facsimile, email or on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner:  Shares Registered in the Name of a Broker or Bank

If on July 25, 2011, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the shareholder of record for purposes of voting at the Special Meeting.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  You are also invited to attend the Special Meeting.  However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid legal proxy from your broker or other agent.

What am I voting on?

There are three (3) matters scheduled for a vote:

1.	To approve an amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock to 200,000,000.

2.	To approve an amendment of the Company’s articles of incorporation to add a provision that directors are entitled to limitations on personal liability.

3.
To approve an amendment of the Company’s bylaws to allow the Board of Directors to set the number of directors between one (1) and nine (9) subject to the limitation that such action may not cause a director to be removed except as permitted by law.

4.

 How do I vote?

For each of the matters, you may either vote “For” or “Against” or abstain from voting.  The procedures for voting are as follows:

Shareholder of Record:  Shares Registered in Your Name

If you are a shareholder of record, you may vote in person at the Special Meeting, vote by proxy using the enclosed proxy card, vote by proxy via facsimile, email or on the Internet.  Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Special Meeting, and we will give you a ballot when you arrive. If you would like directions to our offices, please call (651) 389-4800.

•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

•
To vote by facsimile, complete, sign and date the enclosed proxy card and fax it to 303-282-5800. Your vote must be received by 2 PM Eastern Time (1 PM Central Time) on September 6, 2011, to be counted.

•
To vote by email, complete, sign and date the enclosed proxy card and scan and email it to rsingleton@corporatestock.com.  Your vote must be received by 2 PM Eastern Time (1 PM Central Time) on September 6, 2011, to be counted.

•
To vote on the Internet, go to https://secure.corporatestock.com/vote/php to complete an electronic proxy card.  Please have the enclosed proxy card available.  Your vote must be received by 2 PM Eastern Time (1 PM Central Time) on September 6, 2011, to be counted.

We are providing Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.  However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Beneficial Owner:  Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should receive a proxy card and voting instructions with these proxy materials from that organization rather than from us.  Simply complete and mail the proxy card to ensure that your vote is submitted to your broker or bank.  Alternatively, you may vote over the Internet as instructed by your broker or bank.  To vote in person at the Special Meeting, you must obtain a valid legal proxy from your broker, bank, or other agent.  Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

  How many votes do I have?

You have one vote for each share of common stock you own as of July 25, 2011.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the approval of the amendment to the articles of incorporation and “For” the approval of the amendment to the bylaws.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies.  In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, email or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies.  We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

5.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts.  Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Are proxy materials available on the Internet?

This proxy statement is available at www.biodrainmedical.investorroom.com.

Can I change my vote after submitting my proxy?

Yes.  You can revoke your proxy at any time before the final vote at the Special Meeting.  If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a timely written notice that you are revoking your proxy to our Secretary at 2060 Centre Pointe Boulevard, Suite 7, Mendota Heights, Minnesota 55120.

•	You may attend the Special Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” and “Against” votes, abstentions and broker non-votes.  Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes.  Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.”  Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares.  If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. The amendment to the Articles of Incorporation to increase the authorized number of shares of Common Stock (Proposal 1) is considered to be a routine matter under the NYSE rules and your broker will be able to vote on this proposal if it does not receive instructions from you, so long as it holds your shares in its name.  However, the proposed amendment of our articles of incorporation related to director liability (Proposal 2) is a non-routine matter.  Similarly, the proposed amendment to our bylaws (Proposal 3) is also a non-routine matter.  (The recent restatement of our bylaws, other than the provision related to the number of directors, will remain effective and will not be affected by the shareholder vote.)  Accordingly, if you do not instruct your broker how to vote with respect to Proposal 2 and Proposal 3, your broker may not vote with respect to these proposals and those votes will be counted as "broker non-votes."

How many votes are needed to approve each proposal?

For each matter to be approved, the matter must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting.  A quorum will be present if shareholders holding at least a majority of the outstanding shares are present at the meeting in person or represented by proxy. On the record date, there were 24,794,963 shares outstanding and entitled to vote. Thus, the holders of 12,397,482 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting to another date.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days after the meeting.

6.

PROPOSAL 1

AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES

Introduction

Our Articles of Incorporation currently authorizes the issuance of 80,000,000 shares of common stock, par value $0.01 per share.

Description of the Amendment

Recently, our Board of Directors unanimously approved an amendment to Article V of our Articles of Incorporation, subject to shareholder approval, to increase the number of shares of common stock authorized for issuance under the Articles of Incorporation from 80,000,000 to 200,000,000 shares. The proposed amendment is as follows:

“The total number of shares which this corporation shall have authority to issue is two hundred million shares (200,000,000) with a par value of one cent ($0.01) per share; all of such shares shall be common stock.”

The Company shall have the right to make any additional changes to the proposed amendment as required by the Minnesota Secretary of State to complete the purpose of such filing.

If the Amendment to the Articles of Incorporation is approved by a majority of the voting capital stock, it will become effective upon its filing with the Minnesota Secretary of State of the State. The Company expects to file the Amendment to the Articles of Incorporation with the Minnesota Secretary of State very shortly after its approval by shareholders.

 Purpose of the Amendment

Since inception, we have incurred losses and anticipate that we will continue to incur losses for the foreseeable future.  To fund operations, we may need to rely on additional financings of our securities.

As of July 25, 2011, we have 24,794,963 shares of common stock issued and outstanding, and 61,145,145 on a fully-diluted basis.  In addition, we have 3,150,000 shares reserved for issuance under our Equity Incentive Plan that have not yet been issued.

If we decide to complete a new equity financing, as well as engage in future financings, we do not believe the amount of authorized and unissued shares of common stock will be sufficient for such a financing.  Thus, we will need to increase the shares of common stock authorized by our Articles of Incorporation.

Other Potential Effects of the Amendment

Upon filing the Amendment to our Articles of Incorporation, the Board may cause the issuance of additional shares of common stock without further vote of our shareholders, except as provided under applicable Minnesota law or any national securities exchange on which shares of our common stock are then listed or traded.  In addition, if the Board of Directors elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and holdings of current shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK TO 200,000,000 MILLION SHARES.

7.

PROPOSAL 2

PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION TO LIMIT DIRECTOR LIABILITY

The Minnesota Business Corporation Act provides that a Minnesota corporation may include in its articles of incorporation a provision that its directors shall not be personally liable to the company or its shareholders for monetary damages for any breach of fiduciary duty as a director with certain exceptions.

Our Articles of Incorporation do not currently include this provision.  We propose to amend our articles of incorporation to add the following new Article XI:

ARTICLE XI

Directors’ Liability:

A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this Article XI shall not eliminate or limit the liability of a director to the extent provided by applicable law (i) for any breach of the director’s duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Sections 302A.559 or 80A.76 of the Minnesota Statutes, (iv) for any transaction from which the director derived an improper personal benefit, or (v) for liability for any act or omission occurring prior to the effective date of this Article XI.  If Minnesota Statutes Chapter 302A is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Minnesota Statutes Chapter 302A.  Any repeal or modification of this Article XI by the shareholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification."

This provision, if adopted, will not prevent our shareholders from obtaining injunctive or other relief against our directors nor will it shield our directors from liability under federal or state securities laws.  This amendment may discourage shareholders from bringing suit against a director for breach of fiduciary duty and may reduce the likelihood of derivative litigation brought by shareholders on our behalf against the director.

Our bylaws, as amended, require us to indemnify our directors (as well as officers and certain other persons) to the fullest extent permitted by the Minnesota Business Corporation Act.  That obligation will remain in effect.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION TO LIMIT THE LIABILITY OF DIRECTORS.

8.

PROPOSAL 3

PROPOSED AMENDMENT TO BYLAWS

Description and Purpose

Effective August 8, 2011 the Board of Directors adopted Restated Bylaws replacing our Bylaws then in effect.  We filed a Form 8-K on August 8, 2011 reporting this action and included a copy of the Restated Bylaws. As part of that restatement, the Board included a change in how the number of directors is set.  Minnesota corporate law requires that certain amendments, including this change, must be approved by the shareholders.  If the shareholders do not approve amendment of this provision, the restatement will remain effective except that this change will not be effective.

Minnesota corporate law provides that the number of directors is to be set as provided in the corporation’s articles of incorporation or bylaws.  Our articles of incorporation are silent as to the number of directors.  Our bylaws currently state that our board shall have no fewer than three (3) and no more than seven (7) members.  The bylaws do not, however, authorize either the shareholders or the board to set the number of directors.  As a result, the bylaws are ineffective in providing the intended flexibility.  The proposed amendment will clarify that the board has the power to set the number of directors from time to time.  The authority of the board to set the number of directors will remain subject to the limitation that it cannot set the number of directors in a manner that would cause a director to be removed except as permitted by law.

In addition, the proposed amendment will reduce the minimum number of directors from three (3) to one (1).  Minnesota law requires that a corporation must have at least one director.  The proposed amendment will also increase the limitation on the maximum number of directors to nine (9).

Approval or disapproval of this proposal will not impact the existing members of our board.  The board has no immediate understandings, agreements or commitments to change the size of the board or to appoint any particular person to the board.  Although we are not required to comply with the Nasdaq Stock Market (“Nasdaq”) listing standards, we have used these listing standards as our guide toward determining independence of our directors and other areas of corporate governance.

Under Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board of Directors consults with the Company’s counsel to ensure that the Board of Directors’ determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the Nasdaq, as in effect from time to time. Restatement of our bylaws, including the change for which we seek shareholder approval, will not cause us to become subject to Nasdaq listing standards, however, we intend to continue using them as our guide for determining director independence and membership of our board of directors.

The board’s recommendation of this proposed amendment was not motivated by a desire to implement the change as an anti-takeover mechanism.  However, if dissident shareholders, in the future, elect one or more directors, the board could dilute the impact of their election by increasing the size of the board and appointing additional directors that it selects to fill those newly created vacancies. The proposed amendment could, therefore, discourage proxy contests and reduce the ability of dissident shareholders to influence the company’s affairs by obtaining representation on the board.

The board believes that an increase in the limitation on the number of investors will give the board the flexibility to increase the size of the board to meet any identified needs in the future, including, without limitation, allowing it to add directors in connection with financing arrangements and allowing it to increase the number of independent directors.

The existing provision of, and the proposed amendment to, the bylaws are as follow:

Existing Provision:  “Number of Directors.  The business of the corporation shall be managed by a board of not less than three nor more than seven directors, who need not be shareholders of the corporation and the decisions of the board shall be by a majority of the members,  If the number of shareholders shall be less than three, including beneficial shareholders, the board may consist of a number of directors not less than the number of such shareholders.”

Proposed Provision: “Number of Directors.  The business and affairs of the Corporation shall be managed by a board of directors, who need not be shareholders of the Corporation.  The decisions of the board shall be by a majority of the members.  The number of directors shall be not less than one and not more than nine.  The size of the board shall be determined from time to time by resolution of the board; provided that no decrease in the number of directors pursuant to this Section shall effect the removal of any director then in office except in compliance with Minnesota law.”

THE BOARD UNANIMOUSLY RECOMMENDS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND THE BYLAWS TO AUTHORIZE THE BOARD OF DIRECTORS TO SET THE NUMBER OF DIRECTORS BETWEEN ONE (1) AND NINE (9) SUBJECT TO THE LIMITATION THAT SUCH ACTION MAY NOT CAUSE A DIRECTOR TO BE REMOVED EXCEPT AS PERMITTED BY LAW.

9.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of July 25, 2011 certain information regarding beneficial ownership of our common stock by:

•	Each person known to us to beneficially own 5% or more of our common stock;

•	Each executive officer who in this proxy statement are collectively referred to as the “Named Executive Officers;”

•	Each of our directors; and

•	All of our executive officers (as that term is defined under the rules and regulations of the SEC) and directors as a group.

We have determined beneficial ownership in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each shareholder named in the table has sole voting and investment power with respect to the shares of common stock set forth opposite the shareholder’s name. We have based our calculation of the percentage of beneficial ownership on 24,794,963 shares of the Company’s common stock outstanding on July 25, 2011. Unless otherwise noted below, the address for each person or entity listed in the table is c/o BioDrain Medical, Inc., 2060 Centre Pointe Boulevard, Suite 7, Mendota Heights, Minnesota 55120.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (1)

Executive Officers and Directors:

Lawrence W. Gadbaw (2)	254,563	1.02%

Kevin R. Davidson (3)	1,676,726	6.41%

Chad A. Ruwe (4)	2,110,572	8.12%

Peter L. Morawetz	286,245	1.15%

Thomas J. McGoldrick (5)	124,491	0.50%

Andrew P. Reding (6)	122,447	0.49%

5% Shareholders:

Ron Levine (7)	4,740,509	19.12%

Carl Schwartz (8)	1,911,333	7.71%

Dean M. and Carol L. Ruwe (9)	1,974,603	7.43%

Morrie Rubin (10)	1,602,067	6.46%

All directors and executive officers as a group (6 persons)	4,575,044	16.65%

10.

(1)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.  Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares).  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided.  In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.  As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding.

(2)	Includes (i) options to purchase 30,000 shares of common stock at a price of $.50 per share and (ii) options to purchase 85,000 shares at $.15 per share.

(3)	Includes (i) options to acquire 543,292 shares of common stock at $.01 per share and (ii) options to acquire 800,000 shares of common stock at $.15 per share.

(4)
Includes (i) options to acquire 200,000 shares of common stock at $.35 per share, and (ii) options to acquire 700,000 shares of common stock at $.15 per share. Does not include 621,429 shares of common stock underlying warrants because such securities contain a restriction on exercise limiting the holder’s ability to exercise to the extent that such exercise would cause the beneficial ownership of the holder, together with its affiliates, to exceed 4.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock as a result of an exercise.

(5)	Includes options to acquire up to 5,985 shares of common stock granted pursuant to a director stock option agreement by and between Mr. McGoldrick and the Company.

(6)	Includes options to acquire 23,941 shares of common stock granted pursuant to a director stock option agreement by and between Mr. Reding and the Company.
(7)
Includes 1,746,667 shares of common stock registered to the Ron Levine IRA, 118,408 shares of common stock registered to Bellejule Partners, LP, 1,666,667 shares of common stock registered to the Carole Levine IRA , and 1,208,767 shares of common stock registered to Caron Partners, LP . This number does not include 330,000 shares of common stock underlying warrants registered to the Ron Levine IRA, 71,429 shares of common stock underlying warrants registered to Bellejule Partners, LP, and 4,530,001 shares of common stock underlying warrants registered to Caron Partners, LP because such securities contain a restriction on exercise limiting the holder’s ability to exercise to the extent that such exercise would cause the beneficial ownership of the holder, together with its affiliates, to exceed 4.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock as a result of an exercise.  Ron Levine is the beneficial owner of, and natural person with voting and dispositive power over, these securities. Beth Levine is the general partner of Caron Partners, LP, and, in such capacity, may also be deemed to have voting and dispositive power over the securities registered to Caron Partners, LP. Carole Levine may also be deemed to have voting and dispositive power over the securities registered to the Carole Levine IRA.

(8)
This number does not include 1,833,333 shares of common stock underlying warrants because such securities contain a restriction on exercise limiting the holder’s ability to exercise to the extent that such exercise would cause the beneficial ownership of the holder, together with its affiliates, to exceed 4.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock as a result of an exercise.

(9)
Includes 1,774,603 shares of common stock underlying convertible debt.  This number does not include 1,831,112 shares of common stock underlying warrants because such securities contain a restriction on exercise limiting the holder’s ability to exercise to the extent that such exercise would cause the beneficial ownership of the holder, together with its affiliates, to exceed 4.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock as a result of am exercise.  These security holders are the parents of Chad A. Ruwe, our Chief Operating Officer.

(10)
Includes 1,602,067 shares of common stock.  This number does not include 1,122,690 shares of common stock underlying warrants because such securities contain a restriction limiting the holder’s ability to exercise to the extent that such exercise would cause the beneficial ownership of the holder, together with its affiliates, to exceed 4.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock as a result of an exercise.

11.

OTHER MATTERS

As of the date of this Proxy Statement, management does not intend to present any other items of business other than the three proposals described above.

By Order of the Board of Directors

Kevin R. Davidson
President, Chief Executive Officer, Chief Financial Officer
And Director

Mendota Heights, Minnesota
August 8, 2011

12.

BIODRAIN MEDICAL, INC.

SPECIAL MEETING OF SHAREHOLDERS

September 7, 2011
3:30 p.m. (Central Daylight Time)

At the Company’s offices at
2060 Centre Pointe Boulevard, Suite 7
Mendota Heights, Minnesota 55120

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 7, 2011:

The Proxy Statement is available at
www.biodrainmedical.investorroom.com

BioDrain Medical, Inc.
2060 Centre Pointe Boulevard, Suite 7
Mendota Heights, Minnesota 55120	PROXY

This proxy is solicited by the Board of Directors for use at the Special Meeting on September 7, 2011.

The shares of common stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Items 1, 2 and 3.

The undersigned hereby appoints KEVIN R. DAVIDSON AND LAWRENCE W. GADBAW, and each of them individually, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of common stock of BioDrain Medical, Inc. (the “Company”) registered in the name of the undersigned at the Special Meeting of Shareholders of the Company to be held at the Company’s offices at 2060 Centre Pointe Boulevard, Suite 7, Mendota Heights, Minnesota 55120 at 3:30 p.m. (Central Time) on September 7, 2011 (if you need directions to the Special Meeting, please contact the Company at (651) 389-4800, and at any adjournment or postponement thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

See reverse for voting instructions.

13.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided.

↑ Please detach here ↑

The Board of Directors Recommends a Vote FOR Items 1, 2, and 3.

1.	To approve an amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock to 200,000,000.	☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	To approve an amendment of the Company’s articles of incorporation to add Article XI related to Directors’ liability.	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.
To approve an amendment of the Company’s bylaws to allow the Board of Directors to set the number of directors subject to the limitation that such action may not cause a director to be removed except as permitted by law.
		☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	In their discretion, upon such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.	☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box ☐ Indicate changes below:	Date __________________________________

Signature(s) in Box
PLEASE DATE AND SIGN ABOVE exactly as name appears at the left indicating, where appropriate, official position or representative capacity.  For stock held in joint tenancy, each joint tenant should sign.

14.